Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear Announces Third Quarter 2020 Preliminary Financial Results Exceeding Prior Expectations

Carlsbad, Calif. – October 22, 2020 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced preliminary results for the third quarter 2020.

“During the third quarter, our business improved significantly with greater-than-expected revenues driven by strong demand in the broadband data access market, as well as market share gains across multiple product lines. We are benefiting from the work-from-home environment that is driving a noticeable inflection in demand for access data bandwidth and its in-home distribution utilizing multigigabit Wi-Fi. Our infrastructure business also saw meaningful quarterly improvements, which supports our positive outlook on new product ramps that are in the early stages of deployment,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

“MaxLinear realized partial quarter contribution from the acquisition of Intel’s Home Gateway Platform Division, which has exceeded our prior expectations of revenue driven by market share gains and the continuing work-from-home dynamics. We have taken expeditious actions to improve the overall profitability and focus of the business which bodes well for continued future success. Additionally, our NanoSemi acquisition, which closed on September 9th, will bolster MaxLinear’s 5G wireless infrastructure product offerings and strengthen our competitive positioning going into 2021. Overall, we are confident that the company is on track to exceed our prior expectations primarily due to new product cycles, market share gains in our broadband business, and disciplined expense management,” continued Dr. Seendripu.

$ in millions (unless otherwise noted)	Q3 2020 Guidance*		Preliminary Results Q3 2020
	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue	$72.0M - $76.0M	$72.0M - $76.0M	$155.0M - $157.0M	$155.0M - $157.0M
Gross Margin	51.5% - 52.5%	63.5% - 64.5%	41.5% - 43.5%	57.0% - 59.0%
Operating Expenses	$60.0M - $61.0M	$32.5M - $33.5M	$99.0M - $102.0M	$60.0M - $63.0M
Interest and other income (expense), net	$2.1M - $2.2M	$2.1M - $2.2M	$4.3M	$4.3M
Tax rate	Approximately zero	6.0%	Approximately zero	6.0%
* Guidance as of July 23, 2020 excluding Intel Home Gateway Platform Division and NanoSemi, Inc. acquisitions.

These are preliminary results and are subject to the completion of reviews by our management and our independent registered public accounting firm. There will be no conference call associated with this press release. MaxLinear will report results for the third quarter and provide its outlook for the fourth quarter during its next earnings conference call scheduled for November 5, 2020 after market close. The Company will host a corresponding conference call at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time.

Conference Call Details

Date:	November 5, 2020
Time:	1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time
Hosts:	Kishore Seendripu, Ph.D., Chief Executive Officer and Steve Litchfield, Chief Financial Officer and Chief Corporate Strategy Officer
Dial-in:	US toll free:1-877-407-3109 International: 1-201-493-6798

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, all statements concerning our preliminary third quarter 2020 operating results, our expectations with respect to the future profitability of the home gateway business, which we refer to as our WiFi and Broadband assets business, all statements concerning favorable market trends currently affecting our business, and any other statements implying or suggesting the future development of our business or our future operating results.

The foregoing operating results are preliminary estimates. We are in the process of finalizing our financial statements for the quarter ended September 30, 2020, and our actual results remain subject to completion of those financial statements and their review by our independent registered public accounting firm. These preliminary estimates are based on information available to management as of the date of this press release and certain related assumptions, which could prove incorrect. Our actual, reported results of operations could differ based on completion of our third quarter closing procedures, final adjustments and developments that may arise prior to completion of our third quarter financial statements, and adjustments arising from the review of our independent registered public accounting firm. You should carefully review our unaudited, consolidated financial statements for the quarter ended September 30, 2020 when they become available.

In addition to the financial statement closing process described above, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and future operating results include, without limitation, the on-going impact of the Covid-19 pandemic, including whether and the extent to which we will continue to benefit from work-from-home and similar initiatives as the situation progresses; risks associated with our ability to realize improved profitability from our WiFi and Broadband assets business; intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including in particular new markets we are entering but also existing markets such as cable; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; and our lack of long-term supply contracts and dependence on limited sources of supply.

In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 5, 2020, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the SEC on July 23, 2020, as well as the other risks set forth in our other filings with the Securities and Exchange Commission. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 22, 2020, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:

Steven Litchfield
Tel: 949-333-0080
IR@maxlinear.com